Exhibit 99.1

Broadcom Inc. Announces Early Participation Results, Waiver of Sub-Caps, Upsize and Early Settlement Election

of its Private Exchange Offers of Certain Outstanding Notes for New Notes

SAN JOSE, Calif. – September 27, 2021 – Broadcom Inc. (Nasdaq: AVGO) (“Broadcom” or the “Company”) announced today the results, as of the Early Participation Date of 5:00 p.m., New York City time, on September 24, 2021, of its offers to eligible holders (together, the “Exchange Offers”) of the Company’s or its subsidiaries’ Pool 1 Existing Notes and Pool 2 Existing Notes listed in the tables below (collectively, the “Existing Notes”) to exchange Pool 1 Existing Notes (subject to, among others, the acceptance priority levels) for consideration consisting of a combination of the Company’s new notes due 2035 (the “New 2035 Notes”) and a cash payment, and to exchange Pool 2 Existing Notes (subject to, among others, the acceptance priority levels) for consideration consisting of a combination of the Company’s new notes due 2036 (the “New 2036 Notes” and, together with the New 2035 Notes, the “New Notes”) and a cash payment, the complete terms and conditions of which are set forth in an offering memorandum, dated September 13, 2021 (the “Offering Memorandum”). The date and time when the interest rate on the New Notes, the Total Consideration and Exchange Consideration for the Existing Notes will be determined is expected to occur at 11:00 a.m., New York City time, on September 27, 2021.

The Company announced that it will (i) waive the Pool 1 Sub-caps and Pool 2 Sub-Cap as set out in the Offering Memorandum and (ii) increase the maximum aggregate principal amount of Existing Notes that it will accept for purchase as summarized in the table below:

	Original Amount	Upsized Amount
Aggregate principal amount of Pool 1 Existing Notes that the Company will accept for purchase (the “2035 Notes Cap”)	$2,750,000,000	$3,250,000,000
Aggregate principal amount of Pool 2 Existing Notes that the Company will accept for purchase (the “2036 Notes Cap”, together with the 2035 Notes Cap, the “New Notes Cap”)	$2,250,000,000	$2,750,000,000

New Notes Cap	$5,000,000,000	$6,000,000,000

As a result of reaching the New Notes Cap by the Early Participation Date, no Existing Notes tendered for exchange after the Early Participation Date will be accepted for exchange, regardless of priority level. Existing Notes not accepted for exchange will be returned promptly to the tendering holders in accordance with the Offering Memorandum.

Other than the waiver of the Pool 1 Sub-Caps and the Pool 2 Sub-Cap, and increase of the 2035 Notes Cap, 2036 Notes Cap and New Notes Cap as set forth above, the other terms of the Exchange Offers remain unchanged and as set forth in the Offering Memorandum.

The Company also announced that it has elected to have an early settlement for Existing Notes tendered at or prior to the Early Participation Date and accepted by the Company. Such early settlement is expected to occur on September 30, 2021, subject to all the conditions to the Exchange Offers having been satisfied or waived by the Company. Capitalized terms not defined herein shall have the meanings ascribed to them in the Offering Memorandum.

CUSIP Numbers	Title of Security (collectively, the “Pool 1 Existing Notes”)	Principal Amount Outstanding	Acceptance Priority Level(1)	Principal Amount Tendered(2)
11134L AP4 (Exch)	3.125% Senior Notes due 1/15/2025, issued by Broadcom Corporation	$585,069,000	1	$90,528,000
11135F BC4 (Exch)	4.700% Senior Notes due 4/15/2025, issued by the Company	$1,247,347,000	2	$227,633,000
11135F AT8 (144A) U1109M AM8 (Reg S) 11135F BB6 (Exch)	3.150% Senior Notes due 11/15/2025, issued by the Company	$1,417,586,000	3	$517,730,000
11135F AE1 (144A) U1109M AE6 (Reg S) 11135F AZ4 (Exch)	4.250% Senior Notes due 4/15/2026, issued by the Company	$1,182,836,000	4	$238,348,000
11135F AN1 (Exch)	3.459% Senior Notes due 9/15/2026, issued by the Company	$1,695,320,000	5	$943,002,000
11134L AG4 (144A) U1108L AD1 (Reg S) 11134L AH2 (Exch)	3.875% Senior Notes due 1/15/2027, issued by Broadcom Corporation	$3,812,954,000	6	$890,672,000
12673P AJ4 (144A)	4.700% Senior Notes due 3/15/2027, issued by CA, Inc.	$350,000,000	7	$84,898,000
11135F AK7 (144A) U1109M AH9 (Reg S) 11135F AL5 (Exch)	4.110% Senior Notes due 9/15/2028, issued by the Company	$2,222,349,000	8	$1,144,192,000

Total:				$4,137,003,000

(1)

Subject to the terms and conditions of the Exchange Offers, including, but not limited to, the 2035 Notes Cap, the Pool 1 Existing Notes will be accepted in accordance with the acceptance priority levels set forth in this table. The Company has waived the Pool 1 Sub-Caps set out in the Offering Memorandum.

(2)

The aggregate principal amounts of Pool 1 Existing Notes that have been validly tendered for exchange and not validly withdrawn, as of 5:00 p.m., New York City time, on September 24, 2021, based on information provided by the information agent and exchange agent to the Company.

CUSIP Numbers	Title of Security (collectively, the “Pool 2 Existing Notes”)	Principal Amount Outstanding	Acceptance Priority Level(1)	Principal Amount Tendered(2)
11134L AQ2 (144A) U1108L AH2 (Reg S) 11134L AR0 (Exch)	3.500% Senior Notes due 1/15/2028, issued by Broadcom Corporation	$1,250,000,000	1	$472,973,000
11135F AH4 (144A) U1109M AG1 (Reg S) 11135F BD2 (Exch)	5.000% Senior Notes due 4/15/2030, issued by the Company	$2,250,000,000	2	$1,164,086,000
11135F AB7 (144A) U1109M AB2 (Reg S) 11135F BA8 (Exch)	4.750% Senior Notes due 4/15/2029, issued by the Company	$3,000,000,000	3	$1,041,999,000
11135F AP6 (144A) U1109M AK2 (Reg S) 11135F AQ4 (Exch)	4.150% Senior Notes due 11/15/2030, issued by the Company	$2,750,000,000	4	$1,386,331,000

Total:				$4,065,389,000

(1)

Subject to the terms and conditions of the Exchange Offers, including, but not limited to, the 2036 Notes Cap, the Pool 2 Existing Notes will be accepted in accordance with the acceptance priority levels set forth in this table. The Company has waived the Pool 2 Sub-Cap set out in the Offering Memorandum.

(2)

The aggregate principal amounts of Pool 2 Existing Notes that have been validly tendered for exchange and not validly withdrawn, as of 5:00 p.m., New York City time, on September 24, 2021, based on information provided by the information agent and exchange agent to the Company.

The Exchange Offers are being conducted upon the terms and subject to the conditions set forth in the Offering Memorandum. The amount of outstanding Existing Notes validly tendered and not validly withdrawn as of the Early Participation Date, as reflected in the tables above, is expected to result in the satisfaction of the minimum issuance condition that the Company issue at least $500,000,000 aggregate principal amount of each series of New Notes in the applicable Exchange Offers.

The Exchange Offers will expire at 12:00 midnight, New York City time, at the end of October 8, 2021, unless extended or earlier terminated by the Company. In accordance with the terms of the Exchange Offers, the Withdrawal Deadline relating to the Exchange Offers occurred at 5:00 p.m., New York City time, on September 24, 2021. As a result, all Existing Notes that have been validly tendered and not validly withdrawn prior to, and any Existing Notes validly tendered after, the Withdrawal Deadline are irrevocable, except in certain limited circumstances where additional withdrawal rights are required by law.

If and when issued, the New Notes will not have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The New Notes may not be offered or sold in the United States or to any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The Company will enter into a registration rights agreement with respect to the New Notes. The New Notes will be unsecured obligations of the Company and will rank pari passu with all other unsecured and unsubordinated indebtedness of the Company.

The Exchange Offers are only made, and copies of the documents relating to the Exchange Offers will only be made available, to a holder of Existing Notes who has certified in an eligibility certification certain matters to the Company, including its status as a “qualified institutional buyer” as defined in Rule 144A under the Securities Act or who is a person other than a “U.S. person” as defined in Rule 902 under the Securities Act. Holders of Existing Notes who desire access to the electronic eligibility form should contact D.F. King & Co., Inc., the information agent (the “Information Agent”) for the Exchange Offers, at (866) 416-0577 (U.S. Toll-free) or (212) 269-5550 (Collect). Holders that wish to receive the Offering Memorandum can certify eligibility on the eligibility website at: http://www.dfking.com/broadcom. In connection with the Exchange Offers, BNP Paribas Securities Corp., J.P. Morgan Securities LLC and TD Securities (USA) LLC are acting as dealer managers (collectively, the “Dealer Managers”). Questions or requests for assistance in relation to the Exchange Offers may be directed to the Dealer Managers at the addresses and telephone numbers set forth below.

The Dealer Managers

BNP Paribas Securities Corp.

787 Seventh Avenue

New York, New York 10019

Attn: Liability Management Group

Collect: (212) 841-3059

Toll-Free: (888) 210-4358

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Attn: Liability Management Group

Toll-Free: (866) 834-4666

Collect: (212) 834-4087

TD Securities (USA) LLC

1 Vanderbilt Avenue, 12th Floor

New York, New York 10017

Attn: Liability Management

E-mail: LM@tdsecurities.com

Toll-Free: (866) 584-2096

Collect: (212) 827-7795

The Information and Tender Agent

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Attention: Michael Horthman

Banks and Brokers Call Collect: (212) 269-5550

All Others, Please Call Toll-Free: (866) 416-0577

This news release does not constitute an offer or an invitation by the Company to participate in the Exchange Offers in any jurisdiction in which it is unlawful to make such an offer or solicitation in such jurisdiction. None of Broadcom, the Information Agent or the Dealer Managers makes any recommendation as to whether any eligible holders should participate in the applicable Exchange Offer, and no one has been authorized by any of them to make such a recommendation. Eligible holders must make their own decisions as to whether to exchange their Existing Notes, and if so, the principal amount of such Existing Notes to be exchanged.

About Broadcom Inc.

Broadcom Inc., a Delaware corporation headquartered in San Jose, CA, is a global technology leader that designs, develops and supplies a broad range of semiconductor and infrastructure software solutions. Broadcom’s category-leading product portfolio serves critical markets including data center, networking, enterprise software, broadband, wireless, storage and industrial. Our solutions include data center networking and storage, enterprise, mainframe and cyber security software focused on automation, monitoring and security, smartphone components, telecoms and factory automation.

Cautionary Note Regarding Forward-Looking Statements

This announcement contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning Broadcom. These statements include, but are not limited to, statements that address our expected future business and financial performance and other statements identified by words such as “will,” “expect,” “believe,” “anticipate,” “estimate,” “should,” “intend,” “plan,” “potential,” “predict,” “project,” “aim,” and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of Broadcom, as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside the Company’s and management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements.

Particular uncertainties that could materially affect future results include risks associated with: the ongoing COVID-19 pandemic, which has had, and will likely continue to have, a negative impact on the global economy and disrupt normal business activity, and which may have an adverse effect on our results of operations; any loss of our significant customers and fluctuations in the timing and volume of significant customer demand; our dependence on contract manufacturing and outsourced supply chain; our dependency on a limited number of suppliers; global economic conditions and concerns; global political and economic conditions; government regulations and administrative proceedings, trade restrictions and trade tensions; our significant indebtedness and the need to generate sufficient cash flows to service and repay such debt; dependence on and risks associated with distributors and resellers of our products; dependence on senior management and our ability to attract and retain qualified personnel; any acquisitions we may make, such as delays, challenges and expenses associated with receiving governmental and regulatory approvals and satisfying other closing conditions, and with integrating acquired businesses with our existing businesses and our ability to achieve the benefits, growth prospects and synergies expected by such acquisitions; involvement in legal proceedings; quarterly and annual fluctuations in operating results; our ability to accurately estimate customers’ demand and adjust our manufacturing and supply chain accordingly; cyclicality in the semiconductor industry or in our target markets; our competitive performance and ability to continue achieving design wins with our customers, as well as the timing of any design wins; prolonged disruptions of our or our contract manufacturers’ manufacturing facilities, warehouses or other significant operations; our ability to improve our manufacturing efficiency and quality; our dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our ability to maintain or improve gross margin; our ability to protect our intellectual property and the unpredictability of any associated litigation expenses; compatibility of our software products with operating environments, platforms or third-party products; our ability to enter into satisfactory software license agreements; availability of third party software used in our products; use of open source code sources in our products; any expenses or reputational damage associated with resolving customer product warranty and indemnification claims; market acceptance of the end products into which our products are designed; our ability to sell to new types of customers and to keep pace with technological advances; our compliance with privacy and data security laws; our ability to protect against a breach of security systems; fluctuations in foreign exchange rates; our provision for income taxes and overall cash tax costs, legislation that may impact our overall cash tax costs and our ability to maintain tax concessions in certain jurisdictions; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature. Many of the foregoing risks and uncertainties are, and will be, exacerbated by the COVID-19 pandemic and any worsening of the global business and economic environment as a result.

Our filings with the Securities and Exchange Commission (“SEC”), which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect our business, results of operations and financial condition. Actual results may vary from the estimates provided. We undertake no intent or obligation to publicly update or revise any of the estimates and other forward-looking statements made in this announcement, whether as a result of new information, future events or otherwise, except as required by law.

Contact:

Broadcom Inc.

Ji Yoo

Investor Relations

408-433-8000

investor.relations@broadcom.com